Income Tax Matters - Significant Components of Income Tax Expense (Benefit) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Current tax expense (benefit):
Federal	$ (98)	$ 1,243	$ (838)
State	2	256	34
Total	(96)	1,499	(804)
Deferred tax expense (benefit):
Federal	285	(946)	890
State	153	(188)	110
Total	438	(1,134)	1,000
Net provision for income taxes	$ 342	$ 365	$ 196